Preliminary Proxy Statement filed on January 9, 1998 (Accession Number 0000950168-98-000084) and Definitive Proxy Statement filed on January 28, 1998 (Accession Number 0000950168-98-000224) under the foregoing two CIK and CCC numbers were filed in error. Please disregard them.